                                                                    EXHIBIT 10.8

                        CORPORATE RESOLUTION TO BORROW

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$5,000,000.00  08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500        HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116              #1 SOUTH MAIN STREET
                                                P.O. BOX 25822
                                                SALT LAKE CITY, UT 84125

I, THE UNDERSIGNED SECRETARY or ASSISTANT SECRETARY OF MEDICODE, INC. (the "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Utah as a corporation for profit, with its principal office at 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116, and is duly authorized to transact business in the State of Utah.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on AUGUST 29, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                       POSITIONS     ACTUAL SIGNATURES
     -----                       ---------     -----------------

     Kevin W. Pearson            Treasurer    /s/ Kevin W. Pearson
                                              --------------------------

     Eugene Santa Cattarina      President    /s/ Eugene Santa Cattarina
                                              --------------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from ZIONS FIRST NATIONAL BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of FIVE MILLION & 00/100 DOLLARS ($5,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: Kevin W. Pearson, Treasurer; Eugene Santa Cattarina, President; and Kent K. Jones, Controller.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

08-26-1997              CORPORATE RESOLUTION TO BORROW                    Page 2
                                  (Continued)

================================================================================

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON AUGUST 26, 1997 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                    CERTIFIED TO AND ATTESTED BY:

                                    X /s/ Kevin W. Pearson      Secretary
                                     ---------------------------------------
                                    X
                                     ---------------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 9.24 (c) 1997 CFI ProServices, Inc. All rights reserved, [UT-C10 MEDICODE.LN C3.OVL]

                                PROMISSORY NOTE
                                ---------------


SALT LAKE CITY, UTAH                                             AUGUST 29, 1997
$5,000,000.00

          For value received, MEDICODE, INC., a Utah Corporation, (hereinafter referred to as "Borrower"), promises to pay to the order of ZIONS FIRST NATIONAL BANK, a national banking association (hereinafter referred to as "Zions" or 'Lender") at its office in Salt Lake City, Utah, the sum of Five Million and 00/1 00 Dollars ($5,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon at an interest rate hereinafter described. This Promissory Note evidences a revolving line of credit under which Borrower may repeatedly borrow and repay pursuant to the terms hereunder provided an event of default has not occurred. The initial principal amount available for advances hereunder will be $5,000,000.00. This principal amount will be reduced by $200,000.00 on a quarterly basis, beginning December 31, 1998 and continuing on the last day of each quarter thereafter.

          At Borrower's option, an advance made hereunder for the purchase of equipment may be converted to an individual term loan. Such advances will be evidenced by a separate Promissory Note, the amount of which will be equal to 100% of the invoice cost of the equipment for which the advance is made, will be repaid on a fully amortizing schedule with payments of principal plus interest at the rate specified below, and will mature three (3) years from the date of the advance. These individual term loans are referred to hereinafter, collectively as the "Term Notes".

          Payments.  Commencing October 1, 1997, and continuing on the same day
          --------
of each month thereafter, accrued interest on those amounts advanced hereunder which have not been converted to Term Notes shall be due and payable. In addition, if at any time the aggregate principal amount of outstanding advances made hereunder exceed the applicable Borrowing Base (as defined in the Loan Agreement executed in conjunction with this Promissory Note), Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the advances and the Borrowing Base. In any event, the unpaid balance of principal and any accrued but unpaid interest on amounts which have not been converted to Term Notes shall be due and payable no later than September 1,2000. The specific payment term and maturity date for each Term Note will be established in the individual promissory note which will evidence each Term Note.

          Interest Rate.  Prime Rate means an index which is determined daily by
          -------------
the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank N.A., and Bank of America N.T. & S.A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish the Prime Rate. If, for any reason beyond the control of Zions, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Zions may, five days after posting notice, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Zions may make loans to any of its customers, either now or in the future.

          All advances made hereunder which are not converted to a Term Note will bear interest at a variable rate equal to the Prime Rate plus one-quarter percent (.25%) per annum. So long as Borrower maintains a ratio of Total Liabilities to Tangible Net Worth of less than 1.0 to 1.0, this interest rate will be reduced to a variable rate equal to the Prime Rate, per annual. Changes to the interest rate based upon Borrower's compliance or non-compliance with this ratio will only become effective after Lender has made a determination of such compliance or non-compliance. The variable interest rate will change immediately and automatically with each change in the Prime Rate.

          For each advance that is converted into a Term Note, Borrower shall have the option of choosing the variable rate of interest set forth above or a fixed rate of interest equal to the three (3) year London Interbank Offered Rate (LIBOR) plus 2.75% per annum. So long as Borrower maintains a ratio of Total Liabilities to Tangible Net Worth of less than 1.0 to 1.0, this interest rate will be reduced to a fixed rate equal to the three (3) year LIBOR plus 2.50% per annum. Changes to the interest rate based upon Borrower's compliance or non-compliance with this ratio will only become effective after Lender has made a determination of such compliance or non-compliance. In the event that the three (3) year LIBOR Rate is not available on such dates, the interest rate shall be the applicable variable rate. Zions will maintain records, which may be computerized, which will specify the interest rates payable hereon. Borrower will promptly notify Zions of any possible error contained in any records which are provided to Borrower.

          As used herein, Lender's three (3) year LIBOR Rate shall mean the rate per annum quoted by Lender as Lender's three (3) year LIBOR Rate based upon quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services. This definition of Lender's three (3) year LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. Lender's three
(3) year LIBOR Rate may not necessarily be the same as the quoted offer side in the eurodollar time deposit market by any particular institution or service applicable to any interest period.

          Notwithstanding any other provision in this Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to maintain or fund advances based on Lender's three (3) year LIBOR Rate, then upon notice to Borrower by Lender, interest accruing on a Term Note under the fixed rate LIBOR option, together with interest already accrued thereon, shall, at the election of Lender, be immediately converted to the variable rate set forth above.

          Notwithstanding anything to the contrary herein, if Lender determines (which determination shall be conclusive) that Lender's three (3) year LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on Lender's three (3) year LIBOR Rate, then Lender shall give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the interest rate hereunder shall be converted to the variable rate set forth above.

          Any advance under this Promissory Note which accrues interest at the variable rate may be prepaid in whole or in part without penalty provided that any partial prepayment will not defer any monthly installments.

          Interest on this Promissory Note is computed on a 365/360 simple interest basis; that is, interest is computed by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at lender's address located at #1 South Main Street, Salt Lake City, UT 84101, or at such other place as Lender maintains Banking Centers.

          Application of Payments.  Any and all payments by Borrower under this
          -----------------------
Promissory Note for advances that have not been converted into Term Notes shall be applied as follows: first, to the repayment of any Lender Expenditures advanced by Lender hereunder or pursuant to the loan documents relating to the Promissory Note; second, to the payment of any late charges; third, to the payment of accrued interest on the principal indebtedness; and fourth, to the payment of the principal indebtedness hereunder.

          Lender's Expenditures.  Borrower agrees to pay on demand any
          ---------------------
expenditures made by Lender in accordance with the loan documents relating to this Promissory Note, including, but not limited to, the payment of taxes, insurance premiums, costs of maintenance and preservation of the collateral, common expense and other assessments relating to the collateral, and attorney fees and costs incurred in connection with any matter pertaining hereto or to the security pledged to secure the principal indebtedness under this Promissory Note or any portion thereof (collectively the "Lender Expenditures"). At the election of Lender, all Lender Expenditures may be added to the unpaid balance of this Promissory Note and become a part of and on a parity with the indebtedness secured by the collateral and shall accrue interest at such rate as may be computed from time to time in the manner prescribed in this Promissory Note.

          Zions shall maintain appropriate records of advances, repayments and the interest rates applicable to the advances. Such records may consist of computer records and shall be deemed correct.

     Default.  Borrower will be in default if any of the following happens: (a)
     -------
Borrower fails to make any payment when due hereunder or under any Term Note;
(b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

     If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     Lender's Rights.  Upon default, Lender may declare the entire unpaid
     ---------------
principal balance on this Promissory Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at it option, may also, if permitted under applicable law, increase the variable interest rate on this Promissory Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Promissory Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

     Right of Setoff.  Borrower grants to Lender a contractual possessory
     ---------------
security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

          If any payment of this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday for commercial banks under applicable banking laws, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension.

          Borrower and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers, or modifications without notice and further consent to the release of any collateral or any part thereof, with or without substitution.

          This Note has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction and venue of the courts of SALT LAKE County, the State of Utah. This Promissory Note shall be governed by and construed in accordance with the laws of the State of Utah except as modified by the arbitration provisions.

Arbitration Disclosures:
-----------------------

     1. Arbitration is usually final and binding on the parties and subject to only very limited review by a court.
     2. The parties are waiving their right to litigate in court, including their right to a jury trial.
     3. Pre-arbitration discovery is generally more limited and different from court proceedings.
     4. Arbitrators' awards are not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
     5. A panel of arbitrators might include an arbitrator who is or was affiliated with the banking industry.
     6. If you have questions about arbitration, consult your attorney or the American Arbitration Association.

Arbitration Provisions:
----------------------

     (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Promissory Note or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrators shall have the qualifications set forth in subparagraph
(c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceeding hereunder.

     (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedures or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

     (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

     (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

     (e) At Zions option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (f) Notwithstanding the applicability of other law to any other provision of this Promissory Note, the Federal Arbitration Act, 9 U.S.C.s 1 et seq. shall
                                                                  -- ---
apply to the construction and interpretation of this arbitration section.

     This Promissory Note is secured by a Commercial Security Agreement of even date.

     This note is made in accordance with a Loan Agreement of even date Medicode, Inc.

By: /s/ Kevin W. Pearson
   ----------------------------
   Kevin W. Pearson, Treasurer

                     DISBURSEMENT REQUEST AND AUTHORIZATION

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$5,000,000.00  08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

LOAN TYPE. This is a Variable Rate (0.250% over ZIONS FIRST NATIONAL BANK PRIME RATE, making an initial rate of 8.750%), Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on September 1, 2000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

    [ ]  PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

    [X]  BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO PROVIDE REDUCING REVOLVING LINE OF CREDIT FOR WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lenders conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

               UNDISBURSED FUNDS:               $5,000,000.00
                                                -------------
               NOTE PRINCIPAL:                  $5,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

               PREPAID FINANCE CHARGES PAID IN CASH:     $2,500.00
                    $2,500.00 Loan Fees

               OTHER CHARGES PAID IN CASH:               $   30.00
                    $46.00 UCC-1 Filing
                    $24.00 Post Search
                                                         ---------
               TOTAL CHARGES PAID IN CASH:               $2,530.00

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

DISBURSEMENT AUTHORIZATION. BORROWER HEREBY AUTHORIZES LENDER TO DISBURSE ANY FUNDS PURSUANT TO FACSIMILE WIRE INSTRUCTIONS WHICH BEARS THE SIGNATURE OF ANY AUTHORIZED SIGNER.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 26, 1997.

BORROWER:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   ---------------------------
   Kevin W. Pearson, Treasurer

================================================================================
Variable Rate, Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24
(c) 1997 CFI ProServices, Inc. All rights reserved. (UT-120 MEDICODE.LN C3.OVL)

                         COMMERCIAL SECURITY AGREEMENT

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$5,000,000.00  08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500        HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116              #1 SOUTH MAIN STREET
                                                P.O. BOX 25822
                                                SALT LAKE CITY, UT 84125

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN MEDICODE, INC. (REFERRED TO BELOW AS "GRANTOR"); AND ZIONS FIRST NATIONAL BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitations any of the Events of Default all set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means MEDICODE, INC., its successors and assigns

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated August 26, 1997, in the principal amount of $5,000,000.00 from MEDICODE, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

     PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a

08-26-1997              COMMERCIAL SECURITY AGREEMENT                     Page 2
                                  (Continued)

================================================================================

     financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Utah, without the prior written consent of Lender.

     TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or change, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

     TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

     TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's Interest In the Collateral, in Lender's opinion, is not jeopardized.

     HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for [unreadable] or other costs under any such laws, and (b) agree to indemnity and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment

08-26-1997              COMMERCIAL SECURITY AGREEMENT                     Page 3
                                  (Continued)

================================================================================

     of the indebtedness and the satisfaction of this Agreement.

     MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrowers or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the

08-26-1997              COMMERCIAL SECURITY AGREEMENT                   Page 4
                                  (Continued)

================================================================================

     dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY.  Lender, in good faith, deems itself insecure.

     RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or
     (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Utah Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, the State of Utah. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

     ARBITRATION DISCLOSURES:

          1. AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

          2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

          3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

          4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

08-26-1997              COMMERCIAL SECURITY AGREEMENT                     Page 5
                                  (Continued)

================================================================================


          5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

          6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

          7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

     ARBITRATION PROVISIONS:

          (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

          (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

          (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrators' fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

          (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

          (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C.
          Section 1 et seq., shall apply to the construction and interpretation
                    -- ---
          of this arbitration paragraph.

     ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(ees).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

08-26-1997              COMMERCIAL SECURITY AGREEMENT                    Page 6
                                  (Continued)

================================================================================

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lenders rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 26, 1997.

GRANTOR:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   ---------------------------
   Kevin W. Pearson, Treasurer

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1997 CFI ProServices, Inc. All rights reserved, (UT-E40 MEDICODE.LN C3.OVL)

                               LANDLORD'S CONSENT

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
               08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

THIS LANDLORD'S CONSENT IS ENTERED INTO AMONG MEDICODE, INC. ("BORROWER"), WHOSE ADDRESS IS 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116; ZIONS FIRST NATIONAL BANK ("LENDER"), WHOSE ADDRESS IS #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84125; AND Z & D INTERNATIONAL L.C. ("LANDLORD"), WHOSE ADDRESS IS 11115 JUSTIN PARK DRIVE, SANDY, UT. 84092. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

     BORROWER.  The word "Borrower" means MEDICODE, INC..

     COLLATERAL. The word "Collateral means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     LANDLORD. The word "Landlord" means Z & D INTERNATIONAL L.C.. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

     LEASE. The word "Lease" means that certain lease of the Premises, dated August 2, 1994, between Landlord and Borrower.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

     PREMISES. The word "Premises" means the real property located in SALT LAKE County, State of Utah, commonly known as 5032 WEST AMELIA EARHART DRIVE, SALT LAKE CITY, UT 84116.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's- rights in the Lease as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lenders prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. if Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. if Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. if the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any

08-26-1997                       LANDLORD'S CONSENT                      Page 2
                                      (Continued)

================================================================================

obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 26, 1997.

BORROWER:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   -----------------------------
   Kevin W. Pearson, Treasurer

LANDLORD:                           LENDER:

Z & D INTERNATIONAL L.C.            ZIONS FIRST NATIONAL BANK

X                                   By: /s/ Illegible
 ----------------------                -----------------------------
Landlord's Signature                     Authorized Officer

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1997 CFI ProServices, Inc. All rights reserved. (UT-E4s MEDICODE.LN C3.OVL)

                               LANDLORD'S CONSENT

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
               08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

================================================================================

THIS LANDLORD'S CONSENT IS ENTERED INTO AMONG MEDICODE, INC. ("BORROWER"), WHOSE ADDRESS IS 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116; ZIONS FIRST NATIONAL BANK ("LENDER"), WHOSE ADDRESS IS #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84125; AND Z & D INTERNATIONAL L.C. ("LANDLORD"), WHOSE ADDRESS IS 11115 JUSTIN PARK DRIVE, SANDY, UT. 84092. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

     BORROWER.  The word "Borrower" means MEDICODE, INC..

     COLLATERAL. The word "Collateral means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     LANDLORD. The word "Landlord" means Z & D INTERNATIONAL L.C.. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

     LEASE. The word "Lease" means that certain lease of the Premises, dated August 2, 1994, between Landlord and Borrower.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

     PREMISES. The word "Premises" means the real property located in SALT LAKE County, State of Utah, commonly known as 5032 WEST AMELIA EARHART DRIVE, SALT LAKE CITY, UT 84116.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's- rights in the Lease as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lenders prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. If Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. If Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any

08-26-1997                       LANDLORD'S CONSENT                      Page 2
                                      (Continued)

================================================================================

obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS THIS AGREEMENT IS DATED AUGUST 21 1997.

BORROWER:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   -----------------------------
   Kevin W. Pearson, Treasurer

LANDLORD:                           LENDER:

Z & D INTERNATIONAL L.C.            ZIONS FIRST NATIONAL BANK

X  /s/ Illegible                    By:
  ---------------------------           ----------------------
  Landlord's Signature                  Authorized Officer
  Registered Agent

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1997 CFI ProServices, Inc. All rights reserved. (UT-E4s MEDICODE.LN C3OVL)

                               LANDLORD'S CONSENT

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
               08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

================================================================================

THIS LANDLORD'S CONSENT IS ENTERED INTO AMONG MEDICODE, INC. ("BORROWER"), WHOSE ADDRESS IS 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116; ZIONS FIRST NATIONAL BANK ("LENDER"), WHOSE ADDRESS IS #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84125; AND E & H INVESTMENTS, INC. ("LANDLORD"), WHOSE ADDRESS IS 1220 116TH N.E., BELLEVUE, WA 98004. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

     BORROWER.  The word "Borrower" means MEDICODE, INC..

     COLLATERAL. The word "Collateral means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     LANDLORD. The word "Landlord" means E & H INVESTMENTS, INC. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

     LEASE. The word "Lease" means that certain lease of the Premises, dated December 28, 1990, between Landlord and Borrower.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

     PREMISES. The word "Premises" means the real property located in SALT LAKE County, State of Utah, commonly known as 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's- rights in the Lease as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lenders prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. if Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. if Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any

08-26-1997                       LANDLORD'S CONSENT                     Page 2
                                    (Continued)

===============================================================================

obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS THIS AGREEMENT IS DATED AUGUST 26, 1997.

BORROWER:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   --------------------------------
   Kevin W. Pearson, Treasurer

LANDLORD:                           LENDER:

E & H INVESTMENTS, INC.             ZIONS FIRST NATIONAL BANK

X                                   By: /s/ Illegible
 ---------------------------           ----------------------------
 Landlord's Signature                     Authorized Officer

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1997 CFI ProServices, Inc. All rights reserved. (UT-E4s MEIDCODE.LN C3.OVL)

                               LANDLORD'S CONSENT

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
               08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

================================================================================

THIS LANDLORD'S CONSENT IS ENTERED INTO AMONG MEDICODE, INC. ("BORROWER"), WHOSE ADDRESS IS 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116; ZIONS FIRST NATIONAL BANK ("LENDER"), WHOSE ADDRESS IS #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84125; AND E & H INVESTMENTS, INC. ("LANDLORD"), WHOSE ADDRESS IS 1220 116TH N.E., BELLEVUE, WA 98004. Borrower and Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

     BORROWER.  The word "Borrower" means MEDICODE, INC..

     COLLATERAL. The word "Collateral means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

          ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

     LANDLORD. The word "Landlord" means E & H INVESTMENTS, INC.. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

     LEASE. The word "Lease" means that certain lease of the Premises, dated December 28, 1990, between Landlord and Borrower.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

     PREMISES. The word "Premises" means the real property located in SALT LAKE County, State of Utah, commonly known as 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's- rights in the Lease as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lenders prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. if Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. if Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any

08-26-1997                       LANDLORD'S CONSENT                      Page 2
                                      (Continued)

================================================================================

obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS THIS AGREEMENT IS DATED AUGUST 26, 1997.

BORROWER:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   ------------------------------
   Kevin W. Pearson, Treasurer

LANDLORD:                           LENDER:

E & H INVESTMENTS, INC.             ZIONS FIRST NATIONAL BANK

X  /s/ Illegible                    By:
  -----------------------------          ------------------------
  Landlord's Signature                    Authorized Officer
  President

===============================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 9.24 (c) 1997 CFI ProServices, Inc. All rights reserved, [UT-C10 MEDICODE.LN C3.OVL]

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

   MEDICODE, INC.  SSN/TlN: 87-0459623
   5225 WILEY POST WAY, SUITE 500
   SALT LAKE CITY, UT 84116

------------------------------------------------
2. Secured Party(ies) and address(es)

   ZIONS FIRST NATIONAL BANK
   #1 SOUTH MAIN STREET
   P.O. BOX 25822
   SALT LAKE CITY, UT 84125
------------------------------------------------

4. This Financing Statement covers the following types (or items) of property:

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).

The secured party is       is not  X  a seller or purchase money lender of the
                     -----        ----
collateral.

------------------------------------------------
5.   Assignee(s) of Secured party and Address(es)

------------------------------------------------
6.   Gross sales price of collateral

     $ _________________
     $ _________________Sales
       or use tax paid to State of ______________

--------------------------------------------------------------------------------
For Filing Officer (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral. (Check [X] if so)

     [ ] already subject to a security interest in another jurisdiction when it was brought into this state.

     [ ] which is proceeds of the original collateral described above in which a security interest was perfected:

--------------------------------------------------------------------------------
Check [X] if covered: [X] Proceeds of Collateral are also covered. [X] Products of collateral are also covered. No. of additional Sheets presented:

--------------------------------------------------------------------------------
3.   Maturity date (if any):  Approved by Department of Commerce Division of Corporations and Commercial Code.

--------------------------------------------------------------------------------
                                    ZIONS FIRST NATIONAL BANK

By: /s/ Kevin W. Pearson            By: /s/ Illegible
   ---------------------------         -----------------------------
   Signature(s) of Debtor(s)           Signature(s) of Secured Party(ies)

                          STANDARD FORM - FORM UCC-1.
                            (4)  SECURED PARTY COPY

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

   MEDICODE, INC.  SSN/TlN: 87-0459623
   5225 WILEY POST WAY, SUITE 500
   SALT LAKE CITY, UT 84116

------------------------------------------------
2. Secured Party(ies) and address(es)

   ZIONS FIRST NATIONAL BANK
   #1 SOUTH MAIN STREET
   P.O. BOX 25822
   SALT LAKE CITY, UT 84125
------------------------------------------------

4. This Financing Statement covers the following types (or items) of property:

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).

The secured party is       is not  X  a seller or purchase money lender of the
                     -----        ----
collateral.

------------------------------------------------
5.   Assignee(s) of Secured party and Address(es)

------------------------------------------------
6.   Gross sales price of collateral

     $ _________________
     $ _________________Sales
       or use tax paid to State of ______________

--------------------------------------------------------------------------------
For Filing Officer (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral. (Check [X] if so)

     [ ] already subject to a security interest in another jurisdiction when it was brought into this state.

     [ ] which is proceeds of the original collateral described above in which a security interest was perfected:

--------------------------------------------------------------------------------
Check [X] if covered: [X] Proceeds of Collateral are also covered. [X] Products of collateral are also covered. No. of additional Sheets presented:

--------------------------------------------------------------------------------
3.   Maturity date (if any):  Approved by Department of Commerce Division of Corporations and Commercial Code.

--------------------------------------------------------------------------------
                                    ZIONS FIRST NATIONAL BANK

By: /s/ Kevin W. Pearson            By: /s/ Illegible
   ---------------------------         ------------------------------
   Signature(s) of Debtor(s)           Signature(s) of Secured Party(ies)

                          STANDARD FORM - FORM UCC-1.
                               (5)  DEBTOR COPY

                         AGREEMENT TO PROVIDE INSURANCE

---------------------------------------------------------------------------------------------
  PRINCIPAL    LOAN DATE    MATURITY    LOAN NO  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$5,000,000.00  08-26-1997  09-01-2000     9001    Z      7380       6412424   5477
---------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          5225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

================================================================================

INSURANCE REQUIREMENTS. MEDICODE, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL     ALL INVENTORY AND EQUIPMENT.
               TYPE.  All risks, including fire, theft and liability.
               AMOUNT.  Full insurable value.
               BASIS.  Replacement value.

               ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, fifteen (15) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of August 26, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 26,1997.

GRANTOR:

MEDICODE, INC.

By: /s/ Kevin W. Pearson
   ------------------------------
     Kevin W. Pearson, Treasurer

--------------------------------------------------------------------------------
                              FOR LENDER USE ONLY

                             INSURANCE VERIFICATION

DATE: ___________________________                       PHONE: ________________
AGENTS NAME:_________________________________
INSURANCE COMPANY: _____________________________________________
POLICY NUMBER: _________________________________________________
EFFECTIVE DATES:________________________________________________
COMMENTS:_______________________________________________________

--------------------------------------------------------------------------------

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 9.24 (c) 1997 CFI ProServices, Inc. All rights reserved, [UT-C10 MEDICODE.LN C3.OVL]

                                 LOAN AGREEMENT

Borrower: MEDICODE, INC.                 Lender: ZIONS FIRST NATIONAL BANK
          6225 WILEY POST WAY, SUITE 500         HEAD OFFICE/COMMERCIAL LOANS
          SALT LAKE CITY, UT 84116               #1 SOUTH MAIN STREET
                                                 P.O. BOX 25822
                                                 SALT LAKE CITY, UT 84125

THIS LOAN AGREEMENT BETWEEN MEDICODE, INC. ("BORROWER") AND ZIONS FIRST NATIONAL BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWERS REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of August 29, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used In this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

     ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

     BORROWER. The word "Borrower" means MEDICODE, INC. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph listed "Subsidiaries and Affiliates."

     BORROWING BASE. The words "Borrowing Base" mean as determined by Lender from time to time, the lesser or (a) $5,000,000.00, or the applicable reduced amount of the Line of Credit in effect from time to time pursuant to the terms set forth under the Section entitled "Line of Credit" below, or (b) the sum of (i) 80.000% of the aggregate amount of Eligible Accounts, plus (ii) 20.000% of the aggregate amount of Eligible inventory, not to exceed $500,000.00, plus (iii) 60.000% of the aggregate amount of the net book value of Eligible Equipment (not to include any Equipment purchased with an Advance that is issued as a Term Note). Provided, however, that in the event the aggregate outstanding principal amount of Advances (excluding the aggregate outstanding principal balance of all Term Notes) is less than $2,250,OO0.00 and Borrower is in compliance with the covenants set forth below in this section, the Borrowing Base shall be the lesser of (a) $2,250,000.00; or (b) that amount which would remain after reducing the aggregate outstanding principal balance of all Term Notes from the applicable Line of Credit amount in effect from time to time pursuant to the terms set forth under the section entitled "Line of Credit" below.

     a) BORROWER MAINTAINS MINIMUM TRADING CAPITAL OF $4,000,000.00 UNTIL MAY 31,1998, INCREASING TO $4,500,000.00 ON JUNE 1, 1998 AND TO $5,000,000.00
     ON JUNE 1, 1999. "TRADING CAPITAL" SHALL BE DEFINED AS CASH PLUS ACCOUNTS RECEIVABLE PLUS INVENTORY (INVENTORY NOT TO EXCEED $2,000,000.00) MINUS TRADE PAYABLES.

     (b) BORROWER MAINTAINS A MINIMUM RATIO OF EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION TO TOTAL DEBT SERVICE OF 2.25 TO 1.0, MEASURED AS OF THE LAST DAY OF EACH QUARTER, BASED ON THE CURRENT QUARTER AND THE IMMEDIATELY PRECEEDING THREE QUARTERS.

     c) BORROWER MAINTAINS A MAXIMUM RATIO OF TOTAL LIABILITIES MINUS DEFERRED REVENUE TO TANGIBLE NET WORTH OF 2.5 TO 1.0.

     (d) BORROWER SHALL MAINTAIN A POSITIVE NET PROFIT CALCULATED QUARTERLY BASED ON THE CURRENT QUARTER AND THE IMMEDIATELY PRECEDING THREE QUARTERS.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factors lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

          (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

          (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (f) Accounts which are subject to dispute, counterclaim, or setoff.

          (g) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

          (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor, or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

          (k) Accounts which have not been paid in full within 60 DAYS FROM DUE DATE OR 90 DAYS from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 60 DAYS FROM DUE DATE OR 90 DAYS from the invoice date is in excess of 20.000% of the total amount outstanding on the Account.

          (l) That portion of the Accounts of any single Account Debtor which exceeds 10.000% of all of Borrower's Accounts.

          (m) Accounts with respect to which the Account Debtor is not a resident of the following Canadian Provinces: British Columbia, Alberta, Saskatchewan, Manitoba and Ontario, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender Accounts which Lender in its sole discretion reasonably deems ineligible.

     ELIGIBLE EQUIPMENT. The words "Eligible Equipment" mean, at any time, all of Borrowers Equipment as defined below except:

          (a) Equipment which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

          (b) Equipment which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for operation.

          (c) Fixtures, including any equipment or trade fixtures which may be attached or affixed to the realty upon which the equipment is situate.

     ELIGIBLE INVENTORY. The words "Eligible Inventory" mean, at any time, all of Borrower's inventory as defined below except:

          (a) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

          (b) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

          (c)  Work in progress.

          (d) Inventory which is not for direct resale including but not limited to packaging, labeling and manufacturing supplies. Inventory which is prohibited from being sold by any federal, state or local governmental agency. Inventory which Lender in its sole discretion reasonably deems ineligible.

          (e) Software inventory shall be ineligible.

     EQUIPMENT. The word "Equipment" means all of Borrower's goods used or bought for use primarily in Borrower's business and which are not included in inventory, whether now or hereafter existing.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lenders commitment to lend under this Agreement.

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security interest.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     INVENTORY. The word "Inventory" means all of Borrowers raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

     LENDER. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

     LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE. The word "Note" means and includes without limitation Borrowers promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

     TERM NOTE. The words "Term Note" mean any Note which evidences an Advance used by Borrower to purchase Equipment which, at the option of Borrower has been executed by Borrower as an individual term loan. Each Advance evidenced by a Term Note will be in an amount no greater than 100% of the invoice cost of the applicable Equipment less any invoice items constituting softs costs such as software, development, training, etc., will be repaid on a fully amortizing schedule in accordance with the terms and conditions set forth in the Term Note, and will mature three (3) years from the date of the Advance.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. The initial amount of the Line of Credit will be $5,000,000.00. This amount will be reduced by $200,000.00 on a quarterly basis, beginning December 31, 1998 and continuing on the last day of each quarter thereafter. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lenders obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender

          (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

          (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

          (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

          (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

          (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrowers Accounts, Inventory, Equipment books, records, and operations, and Lender shall be satisfied as to their condition.

          (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable, including without limitation the following loan fees:
          Borrower shall pay in arrears a quarterly loan fee equal to .25%, of the average unused portion of the Line of Credit during the applicable quarter. This loan fee shall be calculated on the last day of each quarter, beginning December 31, 1997, and shall be paid by Borrower on or before the last day of the first month following the end of each quarter. This loan fee shall be reduced by .125% for every $1,500,000.00 in average collected balances held by Borrower on deposit Zions First National Bank during the applicable quarter.

          (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested orally by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL, To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"). Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender.

     PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lenders Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lenders interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrowers name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrowers principal governance office or should Borrower merge or consolidate with any other entity.

     COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible inventory and records itemizing and describing the kind, type, quality, and quantity of inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. With respect to the Equipment, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Equipment and records itemizing and describing the kind, type, quality, and quantity of Equipment. Borrower's Equipment costs, and the daily withdrawals and additions to Equipment The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrowers Accounts, Inventory and Equipment: 5225 Wiley Post Way, Suite 500, Salt Lake City, Ut.

     COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts, Inventory and Equipment and schedules of Eligible Accounts, Eligible Inventory and Eligible Equipment, in form and substance satisfactory to the Lender. Thereafter Supplemental schedules shall be delivered according to the following schedule: EVERY 30 DAYS.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account Information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

     REPRESENTATIONS AND WARRANTIES CONCERNING INVENTORY. With respect to the inventory, Borrower represents and warrants to Lender: (a) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (b) All inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) The value of the inventory will be determined on a consistent accounting basis; (d) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (e) Except as reflected in the inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (f) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lenders prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender's name evidencing the storage of inventory; and (g) Lender, its assigns, or agents shall have the right at any time and at Borrowers expense to inspect and examine the inventory and to check and test the same as to quality, quantity, value, and condition.

     REPRESENTATIONS AND WARRANTIES CONCERNING EQUIPMENT. With respect to the Equipment, Borrower represents and warrants to Lender: (a) All Equipment represented by Borrower to be Eligible Equipment for purposes of this Agreement conforms to the requirements of the definition of Eligible Equipment; (b) All Equipment values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) The value of the Equipment will be determined on a consistent accounting basis; (d) Except as agreed to the contrary by Lender in writing, all Eligible Equipment is now and at all times hereafter will be in Borrowers physical possession; (e) Except as reflected in the Equipment schedules delivered to Lender, all Eligible Equipment is now and at all times hereafter will be of good and merchantable quality, free from defects; (f) Eligible Equipment is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lenders name evidencing the storage of Equipment; and (g) Lender, its assigns, or agents shall have the right at any time and at Borrowers expense to inspect and examine the Equipment and to check and test the same as to quality, quantity, value, and conditions

     NOTIFICATION BASIS. Borrower agrees and understands that this Loan shall be on a notification basis pursuant to which Lender shall directly collect and receive all proceeds and payments from the Accounts in which Lender has a security interest. In order to facilitate the foregoing, Borrower agrees to deliver to Lender, upon demand, any and all of Borrowers records, ledger sheets, payment cards, and other documentation, in the form requested by Lender, with regard to the Accounts. Borrower further agrees that Lender shall have the right to notify each Account Debtor, pay such proceeds and payments directly to Lender, and to do any and all other things as Lender may deem to be necessary and appropriate, within its sole discretion, to carry out the terms and intent of this Agreement. Lender shall have the further right, where appropriate and within Lenders sole discretion, to file suit, either in its own name or in the name of Borrower, to collect any and all such Accounts. Borrower further agrees that Lender may take such other actions, either in Borrowers name or Lenders name, as Lender may deem appropriate within its sole judgment, with regard to collection and payment of the Accounts, without affecting the liability of Borrower under this Agreement or on the indebtedness.

     REMITTANCE ACCOUNT. Borrower agrees that Lender may at any time require Borrower to institute procedures whereby the payments and other proceeds of the Accounts shall be paid by the Account Debtors under a remittance account or lock box arrangement with Lender, or Lender's agent, or with one or more financial institutions designated by Lender. Borrower further agrees that, if no Event of Default exists under this Agreement, any and all of such funds received under such a remittance account or lock box arrangement shall, at Lenders sole election and discretion, either be (a) paid or turned over to Borrower, (b) deposited into one or more accounts for the benefit of Borrower (which deposit accounts shall be subject to a security assignment in favor of Lender); (c) deposited into one or more accounts for the joint benefit of Borrower and Lender (which deposit accounts shall likewise be subject to a security assignment in favor of Lender); (d) paid or turned over to Lender to be applied to the indebtedness in such order and priority as Lender may determine within its sole discretion; or (e) any combination of the foregoing as Lender shall determine from time to time. Borrower further agrees that, should one or more Events of Default exist, any and all funds received under such a remittance account or lock box arrangement shall be paid or turned over to Lender to be applied to the indebtedness, again in such order and priority as Lender may determine within its sole discretion.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

     ORGANIZATION. Borrower is a corporation which is duty organized, validly existing and in good standing under the laws of the State of Utah and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body, and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrowers financial condition as of the date of the statement, and there has been no material adverse change in Borrowers financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrowers legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 , et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:
     (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above.
     Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower, or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrowers ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lenders acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrowers Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (IQ Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 5225 WILEY POST WAY, SUITE 500, SALT LAKE CITY, UT 84116. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrowers indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrowers books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than thirty (30) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (1O) days', prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation of the following: (a) name of the insurer, (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHANGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrowers' books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation a such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least monthly within twenty (20) days of the end of each month with a certificate executed by Borrowers chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist as a result of an intentional or unintentional action or omission on its port or on the port of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed an Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Document, or
(c) reduce the rate of return on Lenders capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement [unreadable], then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefore, within (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity in excess of $500,000.00, or (c) make any product acquisitions in excess of $500,000.00, or (d)incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCOUNTS RECEIVABLE AGING. BORROWER SHALL FURNISH TO LENDER A MONTHLY ACCOUNTS RECEIVABLE AGING REPORT WITHIN TWENTY (20) DAYS OF THE END OF EACH MONTH IN A FORM ACCEPTABLE TO LENDER. SO LONG AS THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES (EXCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL TERM NOTES) IS LESS THAN $2,250,000.00 AND BORROWER IS IN COMPLIANCE WITH THE COVENANTS SET FORTH UNDER THE DEFINITION FOR "BORROWING BASE" ABOVE. THIS REPORT SHALL BE PROVIDED IN A SUMMARY FORMAT ACCEPTABLE TO LENDER.

ACCOUNTS PAYABLE AGING. BORROWER SHALL FURNISH TO LENDER A QUARTERLY ACCOUNTS PAYABLE AGING REPORT WITHIN THIRTY (30) DAYS OF THE END OF EACH QUARTER IN A FORM ACCEPTABLE TO LENDER WHENEVER THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES (EXCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL TERM NOTES) EXCEEDS $2,250,000.00 AND/OR WHEN BORROWER IS OUT OF COMPLIANCE WITH THE ADVANCE COVENANTS.

CUSTOMER LIST. BORROWER SHALL FURNISH TO LENDER ON A SEMI-ANNUAL BASIS A LIST OF BORROWER'S ACCOUNTS RECEIVABLE CUSTOMERS AND THEIR ADDRESSES IN A FORM ACCEPTABLE TO LENDER WITHIN THIRTY (30) DAYS OF THE END OF EACH HALF-YEAR PERIOD, WHENEVER THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES (EXCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL TERM NOTES) EXCEEDS $2,250,000.00 AND/OR WHEN BORROWER IS OUT OF COMPLIANCE WITH THE ADVANCE COVENANTS.

BORROWING BASE CERTIFICATE. BORROWER SHALL FURNISH TO LENDER A MONTHLY BORROWING BASE CERTIFICATE CERTIFIED BY AN AUTHORIZED OFFICER/EMPLOYEE OF BORROWER, WITHIN TWENTY (20) DAYS OF THE END OF EACH MONTH IN A FORM ACCEPTABLE TO LENDER, WHENEVER THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES (EXCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL TERM NOTES) EXCEEDS $2,250,000.00 AND/OR WHEN BORROWER IS OUT OF COMPLIANCE WITH THE ADVANCE COVENANTS, UNLESS LENDER SPECIFICALLY REQUESTS OTHERWISE IN WRITING TO BORROWER.

EARNINGS. BORROWER SHALL MAINTAIN A RATIO OF EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION TO TOTAL DEBT SERVICE OF NO LESS THAN 1.5 TO 1.0, MEASURED AS OF THE LAST DAY OF EACH QUARTER BASED ON THE CURRENT QUARTER AND THE IMMEDIATELY PRECEDING THREE QUARTERS.

TOTAL LIABILITIES. BORROWER SHALL MAINTAIN A RATIO OF TOTAL LIABILITIES MINUS DEFERRED REVENUE TO TANGIBLE NET WORTH OF NOT MORE THAN 3.45 TO 1.0 AT ALL TIMES.

PROFITABILITY. BORROWER SHALL MAINTAIN A POSITIVE NET PROFIT CALCULATED QUARTERLY BASED ON THE CURRENT QUARTER AND THE IMMEDIATELY PROCEEDING THREE QUARTERS.

INVENTORY REPORTS. BORROWER SHALL FURNISH TO LENDER A MONTHLY INVENTORY REPORT WITHIN TWENTY (20) DAYS OF THE END OF EACH MONTH IN FORM AND CONTENT ACCEPTABLE TO LENDER, WHENEVER THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES (EXCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL TERM NOTES) EXCEEDS $2,250,0000.00 AND/OR BORROWER IS OUT OF COMPLIANCE WITH THE ADVANCE COVENANTS.

TRADING CAPITAL BORROWER SHALL MAINTAIN MINIMUM TRADING CAPITAL OF $3,000,000.00. TRADING CAPITAL SHALL BE DEFINED AS CASH PLUS ACCOUNTS RECEIVABLE PLUS INVENTORY (INVENTORY NOT TO EXCEED $2,000,000.00), MINUS TRADE PAYABLES, MEASURED MONTHLY.

WAIVER OF CLAIMS. Borrower (i) represents that they have no defenses to or setoffs against any indebtedness or other obligations owing to Lender or its affiliates (the "Obligations"), nor claims against Lender or its affiliates for any matter whatsoever, related or unrelated to the Obligations, and (ii) releases Lender and its affiliates from all claims, causes of action, and costs, in law or equity, existing as of the date of this Agreement, which Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Obligations, including the subject matter of this Agreement. This provision shall not apply to claims for performance of express contractual obligations owing to Borrower by Lender or its affiliates.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

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

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor or any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantors estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     INSECURITY.  Lender, in good faith, deems itself insecure.

     RIGHT TO CURE. If any default, other than a Default on indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a)cures the default within fifteen(15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lenders option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of SALT LAKE County, the State of Utah. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

ARBITRATION DISCLOSURES:

          1. AS USED IN THIS ARBITRATION SECTION, THE TERM "PARTIES" MEANS THE LENDER, ANY OTHER SIGNERS HERETO AND PERMITTED SUCCESSORS AND ASSIGNS.

          2. ARBITRATION IS USUALLY FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

          3. THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

          4. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS.

          5. ARBITRATORS' AWARDS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED.

          6. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

          7. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION PROVISIONS:

          (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and including but not limited to a claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceedings shall be conducted in Salt Lake City, Utah. The arbitrator(s) shall have the qualifications set forth in subparagraph (c) hereto. All statutes of limitations which would otherwise be applicable in a judicial action brought by a party shall apply to any arbitration or reference proceedings hereunder.

          (b) In any judicial action or proceeding arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a) hereto, all decisions of fact and law shall be determined by a reference in accordance with Rule 53 of the Federal Rules of Civil Procedure or Rule 53 of the Utah Rules of Civil Procedure or other comparable, applicable reference procedure. The parties shall designate to the court the referee(s) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored arbitration proceedings. The referee(s) shall have the qualifications set forth in subparagraph (c) hereto.

          (c) The arbitrator(s) or referee(s) shall be selected in accordance with the rules of the American Arbitration Association from panels maintained by the Association. A single arbitrator or referee shall be knowledgeable in the subject matter of the dispute. Where three arbitrators or referees conduct an arbitration or reference proceeding, the claim shall be decided by a majority vote of the three arbitrators or referees, at least one of whom must be knowledgeable in the subject matter of the dispute and at least one of whom must be a practicing attorney. The arbitrator(s) or referee(s) shall award recovery of all costs and fees (including reasonable attorneys' fees, administrative fees, arbitrator's fees, and court costs). The arbitrator(s) or referee(s) also may grant provisional or ancillary remedies such as, for example, injunctive relief, attachment, or the appointment of a receiver, either during the pendency of the arbitration or reference proceeding or as part of the arbitration or reference award.

          (d) Judgment upon an arbitration or reference award may be entered in any court having jurisdiction, subject to the following limitations: the arbitration or reference award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may commence legal action for a court trial de novo. Such legal action must be filed within thirty (30) days following the date of the arbitration or reference award; if such legal action is not filed within that time period, the amount of the arbitration or reference award shall be binding. The computation of the total amount of an arbitration or reference award shall include amounts awarded for arbitration fees, attorneys' fees, interest, and all other related costs.

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

          (e) At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of a power of sale under the deed of trust or by judicial foreclosure. The institution and maintenance of an action for judicial relief for pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (f) Notwithstanding the applicability of other law to any other provision of this Agreement, the Federal Arbitration Act, 9 U.S.C. REWRITE 1 et seq., shall apply to the construction and interpretation
                    -- ---
          of this arbitration paragraph.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lenders' sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any right to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under he participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not however have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf. Time is of the Essence. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF AUGUST 15, 1997.

BORROWER:
MEDICODE, INC.

By: /s/ Kevin W. Pearson
   ---------------------------------
   Kevin W. Pearson Treasurer


LENDER:
ZIONS FIRST NATIONAL BANK

By: /s/ Illegible
   ---------------------------------
   Authorized Officer

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver 3.24(c) 1997 CFI ProServices, Inc. All rights reserved. [UT-C40 MEDICORE LN C3 OVL]

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